SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2004

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued April 22, 2004 - Sigma-Aldrich raises 2004 EPS expectation to $3.25-$3.30 following 31% increase in Q1 2004 diluted EPS.

Item 12. Results of Operations and Financial Condition

On April 22, 2004, Sigma-Aldrich Corporation (the “Company”) issued a press release announcing financial results for the first quarter ended March 31, 2004. A copy of the release is furnished with this report as exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2004

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued April 22, 2004 - Sigma-Aldrich raises 2004 EPS expectation to $3.25-$3.30 following 31% increase in Q1 2004 diluted EPS.

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